UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2024

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 South Monaco Street, Suite 500 Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

(303) 773-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MDC	New York Stock Exchange
6% Senior Notes due January 2043	MDC 43	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), for Sekisui House, Ltd.’s (“Sekisui House”) pending acquisition of M.D.C. Holdings, Inc. (“MDC”) expired at 11:59 p.m. on March 1, 2024. The HSR Act imposes waiting periods on certain transactions to allow for antitrust review before those transactions can close. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the pending acquisition, which remains subject to other customary closing conditions, including receipt of shareholder approval.

Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction. These forward-looking statements may be identified by terminology such as “likely,” “predicts,” “continue,” “anticipates,” “believes,” “confident,” “could,” “estimates,” “expects,” “intends,” “target,” “potential,” “may,” “will,” “might,” “plans,” “path,” “should,” “approximately,” “our planning assumptions,” “forecast,” “outlook” or the negative of such terms and other comparable terminology. These forward-looking statements, including statements regarding the proposed transaction, are based largely on information currently available and management's current expectations and assumptions, and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements contained in this communication are reasonable, we cannot guarantee future results. There is no assurance that our expectations will occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors, risks and uncertainties and other factors that may cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the proposed transaction on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the proposed transaction; (ii) potential litigation relating to the proposed transaction that could be instituted against MDC or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the proposed transaction will harm MDC’s business, including current plans and operations, including during the pendency of the proposed transaction; (iv) the ability of MDC to retain and hire key personnel; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (vii) legislative, regulatory and economic developments; (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect MDC’s financial performance; (ix) certain restrictions during the pendency of the proposed transaction that may impact MDC’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xi) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring MDC to pay a termination fee; (xiii) those risks and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in MDC’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by MDC with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xiv) those risks that are described in the preliminary proxy statement that was filed with the SEC and is available from the sources indicated below.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the preliminary proxy statement filed with the SEC in connection with the proposed transaction. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. MDC undertakes no duty to update publicly any forward-looking statements except as required by law, whether as a result of new information, future events or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect MDC.

Important Information for Investors and Stockholders

This communication is being made in connection with the proposed transaction involving MDC, Sekisui House and the other parties to the Merger Agreement. MDC has filed a preliminary proxy statement and certain other documents, and may file additional relevant materials, regarding the proposed transaction with the SEC. The Company filed the preliminary proxy statement with the SEC on February 23, 2024. This communication is not a substitute for the proxy statement or any other document that MDC may file with the SEC or send to its stockholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. These materials are not yet final and will be amended. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The preliminary proxy statement and any other relevant materials in connection with the proposed transaction and any other documents filed by MDC with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at MDC’s website (https://ir.richmondamerican.com/sec-filings) or upon written request to MDC at 4350 South Monaco Street, Suite 500, Denver, CO 80237.

Participants in the Solicitation

MDC and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from stockholders of MDC in connection with the proposed transaction. Information about MDC’s directors and executive officers is set forth in the sections entitled “Proposal One Election of Directors,” “Executive Officers,” “2022 Director Compensation ” and “Transactions with Related Persons” of MDC’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 1, 2023. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the proposed transaction, by security holdings or otherwise, is set forth in the sections entitled “The Merger—Interests of the Directors and Executive Officers of MDC in the Merger” and “Security Ownership of Certain Beneficial Owners and Management” of MDC’s preliminary proxy statement on Schedule 14A filed with the SEC on February 23, 2024. You may obtain free copies of these documents using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M.D.C. HOLDINGS, INC.

Date: March 4, 2024	By	/s/ Joseph H. Fretz
Joseph H. Fretz
Vice President, Secretary and Corporate Counsel